UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 20, 2018 (June 19, 2018)

SPECIAL VALUE CONTINUATION PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00897	68-0631675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At 9:00 a.m. (Pacific Time) on June 19, 2018, TCP Capital Corp. ("TCPC") and Special Value Continuation Partners, LP ("SVCP," and together with TCPC, the "Companies"), held a Joint Meeting for TCPC's 2018 Annual Meeting of Stockholders and for SVCP's Special Meeting of Limited Partners at Double Tree Suites, 1707 Fourth Street, Santa Monica, California 90401-3310 (the "Joint Meeting"). At the Joint Meeting, TCPC's common stockholders voted on four proposals, all of which were approved, and SVCP's limited partners voted on two proposals which were both approved. The proposals are described in detail in the Companies' definitive joint proxy statement (the "Joint Proxy Statement") for the Joint Meeting as filed with the Securities and Exchange Commission on May 9, 2018. As of April 20, 2018, the record date, TCPC had 58,836,149 common shares outstanding, which included 404,294 shares owned by affiliates, and SVCP had $1,288,902,795 of limited partner interests outstanding (based on the most recent net asset valuation approved by the Board of Directors of SVCP). Each share of TCPC common stock is entitled to one vote and holders of limited partner interests of SVCP are entitled to one vote for each 0.01% of limited partner interests owned. TCPC owns 100% of the limited partner interests in SVCP. However, TCPC "passes-through" its votes from its common stockholders and votes all of its interests in SVCP in the same proportion and manner as such stockholders vote their shares of TCPC common stock. The final voting results from the Joint Meeting were as follows:

Proposal 1. TCPC's stockholders re-elected seven directors to the Board of Directors of TCPC. Each of Kathleen A. Corbet, Eric J. Draut, M. Freddie Reiss, Peter E. Schwab, Brian F. Wruble, Howard M. Levkowitz, and Rajneesh Vig will serve until the later of the date of the 2019 Annual Meeting of Stockholders of the Company or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. The seven directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
Kathleen A. Corbet	34,806,381.034	423,840	0
Eric J. Draut	34,807,605.034	422,616	0
M. Freddie Reiss	30,382,359.034	4,847,862	0
Peter E. Schwab	34,790,847.034	439,374	0
Brian F. Wruble	34,789,740.034	440,481	0
Howard M. Levkowitz	34,742,388.034	487,833	0
Rajneesh Vig	33,873,280.034	1,356,941	0

Proposal 2(a). TCPC's stockholders approved a proposal to authorize a new investment management agreement between TCPC and Tennenbaum Capital Partners, LLC (the "Advisor") to permit the Advisor to serve as investment advisor to TCPC on substantially the same terms as the existing agreement following the completion of the Advisor's merger with and into a wholly-owned subsidiary of BlackRock Capital Investment Advisors, LLC, an indirect wholly-owned subsidiary of BlackRock, Inc., with the Advisor being the surviving entity after the merger (the "Transaction"), which agreement will take effect only upon the closing of the Transaction. The closing of the Transaction is subject to certain conditions. Once all conditions have been satisfied and the Transaction is closed, a current report on Form 8-K will be filed to announce the closing. Prior to closing of the Transaction, the Advisor will continue to manage TCPC pursuant to its existing investment management agreement. The vote on the proposal was as follows:

For	Against	Abstained	Broker Non-Votes
34,162,877.034	587,641	479,703	0

Proposal 2(b). The limited partners of SVCP, including the stockholders of TCPC voting on a pass-through basis, approved a proposal to authorize a new investment management agreement between SVCP and the Advisor to permit the Advisor to serve as investment advisor to SVCP on substantially the same terms as the existing agreement following the completion of the Transaction, which agreement will take effect only upon the closing of the Transaction. The closing of the Transaction is subject to certain conditions. Once all conditions have been satisfied and the Transaction is closed, a current report on Form 8-K will be filed to announce the closing. Prior to closing of the Transaction, the Advisor will continue to manage SVCP pursuant to its existing investment management agreement. The voting instructions of stockholders of TCPC for this proposal were "passed-through" and TCPC voted all its interests in SVCP in the same proportion and manner as such stockholders gave instructions.  The vote on the proposal was as follows:

For	Against	Abstained	Broker Non-Votes
$1,249,333,479	$21,534,932	$17,987,746	0

Proposal 3. The limited partners of SVCP, including the stockholders of TCPC voting on a pass-through basis, approved a proposal to authorize the Board of Directors of SVCP to simplify TCPC's structure by withdrawing SVCP's election to be regulated as a business development company under the Investment Company Act of 1940. Withdrawal of SVCP’s election to be regulated as a business development company is subject to regulatory approval by the Securities and Exchange Commission. The voting instructions of stockholders of TCPC for this proposal were "passed-through" and TCPC voted all its interests in SVCP in the same proportion and manner as such stockholders gave instructions. The vote on the proposal was as follows:

For	Against	Abstained	Broker Non-Votes
$1,248,173,467	$24,429,146	$16,286,317	0

Proposal 4. TCPC's stockholders renewed TCPC's authorization, with the approval of its Board of Directors, to sell shares of TCPC's common stock at a price or prices below its then current net asset value per share in one or more offerings (for up to the next 12 months) subject to certain limitations described in detail in the Joint Proxy Statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of TCPC's then outstanding common stock immediately prior to such sale). The vote on the proposal was as follows:

For	Against	Abstained	Broker Non-Votes
31,209,419.034	3,584,346	436,456	0

The vote on the proposal, adjusted for 404,294 affiliated shares, was as follows:

For	Against	Abstained	Broker Non-Votes
30,805,125.034	3,584,346	436,456	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIAL VALUE CONTINUATION PARTNERS, LP

Date: June 20, 2018

	By:	/s/ Elizabeth Greenwood
Name:	Elizabeth Greenwood
Title:	General Counsel